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Exhibit 13.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the annual report of InfoVista S.A. (the "Company") on Form 20-F for the period ending June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify that to the best of our knowledge:

  1.
  The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

  2.
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 30, 2004	/s/ GAD TOBALY Name: Gad Tobaly Title: Chief Executive Officer
Date: September 30, 2004	/s/ PHILIPPE OZANIAN Name: Philippe Ozanian Title: Chief Financial Officer

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CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002